UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2014

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75,039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-9001

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02.	Results of Operations and Financial Condition

On February 10, 2014, Pioneer Natural Resources Company (the "Company") issued the news release, with financial statements and schedules, that is attached hereto as Exhibit 99.1. In the news release, the Company announced its financial and operating results for the quarter ended December 31, 2013 and provided an operations update, the Company’s financial and operational outlook and information regarding its 2014 capital budget.

The information furnished in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events

The Company is filing with this report the schedule of Unaudited Selected Quarterly Financial Results attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1 --
News Release, dated February 10, 2014, titled “Pioneer Natural Resources Reports Fourth Quarter 2013 Financial and Operating Results and Announces 2014 Capital Budget” and financial statements and schedules attached to news release.

99.2 --	Schedule of Unaudited Selected Quarterly Financial Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Frank W. Hall
Frank W. Hall,
Vice President and Chief
Accounting Officer

Dated: February 10, 2014

EXHIBIT INDEX

PIONEER NATURAL RESOURCES COMPANY

EXHIBIT INDEX

Exhibit No.	Description

99.1(a)
News Release, dated February 10, 2014, titled “Pioneer Natural Resources Reports Fourth Quarter 2013 Financial and Operating Results and Announces 2014 Capital Budget” and financial statements and schedules attached to news release.

99.2(b)	Schedule of Unaudited Selected Quarterly Financial Results.
_____________
(a) Furnished herewith.
(b) Filed herewith.